UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K
________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 4, 2014

Global Geophysical Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34709 (Commission File Number)	05-0574281 (IRS Employer Identification No.)

13927 South Gessner Road Missouri City, TX (Address of principal executive offices)		77489 (Zip Code)

Registrant's telephone number, including area code:   (713) 972-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

As previously reported, on March 25, 2014, Global Geophysical Services, Inc. (the “Company”) and certain of its subsidiaries (the Company and such subsidiaries, collectively, the “Debtors”) filed voluntary petitions for reorganization (the “Voluntary Petitions”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”), in the United States Bankruptcy Court for the Southern District of Texas, Corpus Christi Division (the “Court”). The filing by the Company is jointly administered under Case No. 14-20130 (the “Case”). The Debtors will continue to operate their business as “debtors-in-possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court.  Court filings and other documents related to the Case are available on a separate website administered by the Company’s claims agent, Prime Clerk, at http://cases.primeclerk.com/ggs.

As previously reported, in connection with filing the Voluntary Petitions, the Debtors filed motions seeking Court approval of a senior secured debtor-in-possession facility, as detailed in the commitment letter and term sheet, among the Company, as borrower, each of the direct and indirect domestic subsidiaries of the Company designated therein, as guarantors, certain holders (collectively, the “Backstop Parties”) of the Company’s 10 1/2% Senior Notes due 2017, and Wilmington Trust, National Association, as administrative agent (the “DIP Credit Facility”). The DIP Credit Facility would provide for a super-priority senior secured term loan facility in an aggregate principal amount of $60 million to be drawn upon in two or more tranches: (i) $25 million (the “Initial DIP Loan”) upon entry of the interim order of the Court (the “Interim Order”); and (ii) $35 million upon entry of an order by the Court approving the loans on a final basis (the “Final Order”).  The DIP Credit Facility is more fully described in the Company’s Current Report on Form 8-K filed on March 27, 2014.  On March 28, 2014, the Court entered the Interim Order approving the Initial DIP Loan over the objection of the Debtors’ prepetition secured lenders, and the Initial DIP Loan was funded. Under the Interim Order, hearings on the Final Order are scheduled to occur on April 25, 2014.

As previously reported, on March 24, 2014 the Company received a letter from TPG Specialty Lending, Inc. (“TPG”), as administrative agent and collateral agent under the Company’s Financing Agreement dated as of September 30, 2013 with TPG, Tennenbaum Capital Partners, LLC (“TCP”), as co-lead arranger and a lender, and certain affiliates of TPG and TCP, as lenders (as amended, the “Financing Agreement”), notifying the Company that a forbearance period under a Forbearance Agreement previously entered into was being terminated and that payment of all of the Company’s obligations under the Financing Agreement, including the entire principal amount of the loans thereunder, together with all accrued and unpaid interest, costs, fees, expenses, yield maintenance premium and all other obligations payable under the Financing Agreement and related loan documents, was being accelerated.  These matters were previously reported on the Company’s Current Report on Form 8-K filed on March 27, 2014.  The March 24, 2014 letter providing notice of acceleration is attached as Exhibit 99.1.  By letter dated April 4, 2014, TPG notified the Company of amounts claimed by the lenders under the Financing Agreement to be payable by the Company under the Financing Agreement and related documents.  A copy of the April 4, 2014 letter is attached as Exhibit 99.2.

Various additional documents relating to the Financing Agreement are also attached as exhibits to this Current Report on Form 8-K.  In addition, the draft term sheet proposed prior to the filing of the Voluntary Petitions by the secured lenders under the Financing Agreement for a senior secured debtor-in-possession credit facility is attached as Exhibit 99.3.

The documents listed in the exhibits hereto are incorporated herein by reference. The Company is furnishing the information set forth under this Item 7.01 pursuant to Item 7.01, “Regulation FD Disclosure” of Form 8-K. The information furnished in this Item 7.01 (including Exhibits 10.1 through 10.2 and Exhibits 99.1 through 99.20) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  By filing this Current Report on Form 8-K and furnishing the information in this Item 7.01 (including the exhibits hereto or any information included therein), the Debtors make no admission as to the materiality of any information disclosed in this Item 7.01.

Item 8.01	Other Events.

The Ft. Worth Regional office of the Securities and Exchange Commission (the “SEC”) has notified the Company that it has commenced an investigation into potential violations of the federal securities laws by the Company and has issued a subpoena in connection with its investigation. The Company is cooperating with the SEC in this matter.  The Company is unable to predict what additional action, if any, might be taken in the future by the SEC as a result of the matters that are the subject of the investigation.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1
Financing Agreement dated as of September 30, 2013 by and among Global Geophysical Services, Inc., certain subsidiaries of Global Geophysical Services, Inc. party thereto, as guarantors, the lenders party thereto, TPG Specialty Lending, Inc., as administrative agent, collateral agent and co-lead arranger, and Tennenbaum Capital Partners, LLC, as co-lead arranger.  (Incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K filed on October 2, 2013, File No. 001-34709)

10.2
First Amendment to Financing Agreement dated as of December 3, 2013, to the Financing Agreement, dated as of September 30, 2013, by and among Global Geophysical Services, Inc., certain subsidiaries of Global Geophysical Services, Inc. party thereto, as guarantors, the lenders party thereto, TPG Specialty Lending, Inc., as administrative agent, collateral agent and co-lead arranger, and Tennenbaum Capital Partners, LLC, as co-lead arranger.  (Incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K filed on December 9, 2013, File No. 001-34709)

99.1	Letter dated March 24, 2014 from TPG Specialty Lending, Inc. to Global Geophysical Services, Inc. re Termination of Forbearance Period, Notice of Acceleration.

99.2	Letter dated April 4, 2014 from TPG Specialty Lending, Inc. to Global Geophysical Services, Inc. re Loan Statement.

99.3
Draft Term Sheet for Priming Superpriority Debtor-in-Possession Credit Facility and Authorization for Use of Cash Collateral from Prepetition Lenders under Financing Agreement described in Exhibit 10.1 above.

99.4
Pledge and Security Agreement, dated as of September 30, 2013, between the Company and certain of its subsidiaries and TPG Specialty Lending, Inc., as collateral agent for the secured parties thereunder.  (Incorporated by reference to Exhibit D to Financing Agreement filed as Exhibit 10.1 to Current Report on Form 8-K filed on October 2, 2013, File No. 001-34709)

99.5	Form of Patent Security Agreement (Autoseis, Inc.)

99.6	Form of Trademark Security Agreement (Global Geophysical Services, Inc.)

99.7	Form of Patent Security Agreement (Global Geophysical Services, Inc.)

99.8	Form of Patent Security Agreement (Global Microseismic Services, Inc., now named Accrete Monitoring, Inc.)

99.9	Form of Trademark Security Agreement (Global Microseismic Services, Inc., now named Accrete Monitoring, Inc.)

99.10	Form of Deed of Trust (Global Geophysical Services, Inc.)

99.11	Form of Intercompany Subordination Agreement

99.12
Deposit Account Control (Default) Agreement dated as of January 27, 2014 by and among Global Geophysical Services, Inc., TPG Specialty Lending, Inc., as Collateral Agent, and Amegy Bank National Association.

99.13	Deposit Account Control Agreement dated as of January 31, 2014 by and among Global Geophysical Services, Inc., TPG Specialty Lending, Inc., as Collateral Agent, and Citibank, N.A.

99.14
Deposit Account Control Agreement dated as of January 31, 2014 by and among Global Geophysical Services, Inc., GGS Lease Co., Inc. (now named Global Geophysical EAME, Inc.), TPG Specialty Lending, Inc., as Collateral Agent and Wells Fargo Bank.

99.15
Deposit Account Control Agreement dated as of February 12, 2014 among Global Geophysical Services, Inc., Global Microseismic Services, Inc. (now named Accrete Monitoring, Inc.), GGS Lease Co., Inc. (now named Global Geophysical EAME, Inc.), Global Eurasia, LLC, TPG Specialty Lending, Inc., as Collateral Agent and Bank of America, N.A.

99.16	Pledge Supplement dated as of October 31, 2013 by GGS Lease Co., Inc. (now named Global Geophysical EAME, Inc.; formerly named GGS Lease Co., Inc. and Paisano Lease Co., Inc.).

99.17
Pledge Supplement dated as of March 25, 2014 by Accrete Monitoring, Inc. (formerly named Global Microseismic Services, Inc.) and Global Geophysical EAME, Inc. (formerly named GGS Lease Co., Inc. and Paisano Lease Co., Inc.).

99.18
Charge Over Shares in Global Geophysical Services, Ltd., dated as of January 31, 2014, between Global Geophysical Services, Inc., as Grantor, and TPG Specialty Lending, Inc., as Collateral Agent for the Secured Parties.

99.19	Fee Letter, dated September 30, 2013, among Global Geophysical Services, Inc., TPG Specialty Lending, Inc. and Tennenbaum Capital Partners, LLC.

99.20
Amendment to Fee Letter, dated December 3, 2013, to the Fee Letter, dated as of September 30, 2013, among Global Geophysical Services, Inc., TPG Specialty Lending, Inc. and Tennenbaum Capital Partners, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Geophysical Services, Inc.

Dated: April 7, 2014	/s/ SEAN M. GORE
Sean M. Gore Senior Vice President & Chief Financial Officer